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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):              June 15, 1999
                                                                   ------------

                       BANC ONE AUTO GRANTOR TRUST 1996-A
                    -----------------------------------------
                    (Issuer with respect to the Certificates)

                              BANK ONE, TEXAS, N.A.
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             (Exact name of registrant as specified in its charter)

                                  United States
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         (State or other jurisdiction of incorporation or organization)


          333-1092
         333-1092-1                                 75-2270994
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  (Commission File Number)                        (IRS Employer
                                              Identification Number)


1717 Main Street, Dallas, Texas                                     75201
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(Address of principal executive offices)                          (Zip Code)


                                 (214) 290-7437
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               Registrant's telephone number, including area code


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Item 5.   Other Events

          On June 15, 1999, the Banc One Auto Grantor Trust 1996-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.10% Asset Backed Certificates and Class B 6.25% Asset Backed Certificates. Exhibit
          99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

          This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from May 17, 1999 through June 14, 1999 and for the Collection
          Period from May 1, 1999 through May 31, 1999.


Item 7.   Exhibits

          See page 4 for Exhibit Index.


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC ONE AUTO GRANTOR TRUST 1996-A

                                       By:    Bank One, Texas, N.A., as Servicer
                                                on behalf of the Trust



                                       By:    /s/ Tracie H. Klein
                                              ----------------------------
                                              Name:  Tracie H. Klein
                                              Title: Vice President



Date:  June 22, 1999
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EXHIBIT INDEX


Exhibit   Description                                                     Page
-------   -----------                                                     ----


99.1      Monthly Statement and Additional Information.................   5-13